EQUITY (Q3)	9 Months Ended
Mar. 31, 2017
Equity [Abstract]
EQUITY
9. EQUITY

WARRANTS

During the three months ended March 31, 2017 and 2016, there were 0 and 634,100 warrants exercised. During the nine months ended March 31, 2017, 2,376,675 warrants were exercised at $2.6058 per share yielding proceeds of $6.2 million, and 24,733 warrants were exercised at $2.10 per share in a cashless exercise. The following table summarizes warrant activity for the three and nine months ended March 31, 2017 and 2016:

	Three months ended March 31,		Nine months ended March 31,
	2017	2016	2017	2016
Beginning balance	23,978	4,298,000	2,445,653	4,309,000
Issued	—	23,978	—	23,978
Exercised	—	(634,100)	(2,401,408)	(645,100)
Expired	—	—	—	—
Cancelled	—	—	(20,267)	—
Ending balance	23,978	3,687,878	23,978	3,687,878

STOCK OPTIONS

The Company estimates the grant date fair value of the stock options it grants using a Black-Scholes valuation model. The Company’s assumption for expected volatility is based on its historical volatility data related to market trading of its own common stock. The Company bases its assumptions for expected life of the new stock option grants on the life of the option granted, and if relevant, its analysis of the historical exercise patterns of its stock options. The dividend yield assumption is based on dividends expected to be paid over the expected life of the stock option. The risk-free interest rate assumption is determined by using the U.S. Treasury rates of the same period as the expected option term of each stock option.

In August 2016 stock options were awarded to purchase up to 20,080 shares of common stock at an exercise price of $4.98 per share. The options vest on August 31, 2017, and expire if not exercised prior to August 31, 2023. The options are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. During the quarter ending March 31, 2017, three employees were issued the option to purchase 105,000 shares of common stock, of which 75,000 are classified as non-qualified stock options, exercisable at $4.00 per share, and the remaining 30,000 are intended to qualify as incentive stock options, exercisable at $4.05 per share. Of the 105,000 shares of common stock issued for the option to purchase, 95,000 shares expire on March 31, 2024 and 10,000 expire on February 6, 2024. The fair value of options granted during the nine months ended March 31, 2017 and 2016 was estimated using the following weighted average assumptions:

	Nine months ended March 31,
	2017	2016
Expected volatility	49 - 50%	59 - 66%
Expected life	3 - 4 years	4 - 4.5 years
Expected dividends	—%	—%
Risk-free interest rate	1.06 - 1.90%	1.34 - 1.49%
Number of options granted	125,080	194,586
Weighted average exercise price	$4.17	$3.21
Weighted average grant date fair value	$1.68	$1.64

Stock based compensation related to stock options for the three months ended March 31, 2017 and 2016 was $61 thousand and $67 thousand, respectively and $155 thousand and $274 thousand, respectively for the nine months ended March 31, 2017 and 2016.

COMMON STOCK

On July 1, 2016 $40 thousand of stock grants were awarded to each non-employee director based on the prior 30-day average closing price of the Company’s Common Stock, for a total of 56,784 shares. The shares vest as follows: 18,960 on July 1, 2017, 18,960 on July 1, 2018 and 18,954 on July 1, 2019. The total expense recognized for these grants during the three and nine months ended March 31, 2017 was $37 thousand and $110 thousand.

During the nine months ended March 31, 2017, the Company awarded an aggregate of 78,711 shares to its Chief Executive Officer and Chief Services Officer under its fiscal year 2016 long term stock incentive plan and an aggregate of 13,771  shares to three non-employee directors in satisfaction of board fees. During the nine-month period, the Chief Executive Officer cancelled 6,533 shares of Common Stock awarded to him under the 2016 fiscal year long term stock incentive plan in satisfaction of $31 thousand of related payroll obligations.

During the nine months ended March 31, 2017, the Company issued an aggregate of 2,401,408 shares upon the exercise of outstanding warrants.

LTI PLANS

The Board approved the Fiscal Year 2017 Long-Term Stock Incentive Plan (the “2017 LTI Stock Plan”) which provides that executive officers would be awarded shares of common stock of the Company in the event that certain metrics relating to the Company’s 2017 fiscal year would result in specified ranges of year-over-year percentage growth. The metrics are total number of connections as of June 30, 2017 as compared to total number of connections as of June 30, 2016 (50% weighting) and adjusted EBITDA earned during the 2017 fiscal year as compared to the adjusted EBITDA earned during the 2016 fiscal year (50% weighting).

If none of the minimum threshold year-over-year percentage target goals are achieved, the executive officers would not be awarded any shares. If all of the year-over-year percentage target goals are achieved, the executive officers would be awarded shares having the following value: Chief Executive Officer (“CEO”) - $675,000 (150% of base salary), Chief Services Officer (“CSO”) - $250,000 (100% of base salary), and Chief Financial Officer (“CFO”) - $103,125 (75% of base salary less proration  for the current fiscal year). If all of the maximum distinguished year-over-year percentage target goals are achieved, the executive officers would be awarded shares having the following value: CEO - $1,012,500 (225% of base salary), CSO - $375,000 (150% of base salary), and CFO - $154,688 (112.50% of base salary less prorated for the current fiscal year). Assuming the minimum threshold year-over-year percentage target goal would be achieved for a particular metric, the number of shares to be awarded for that metric would be determined on a pro rata basis, provided that the award would not exceed the maximum distinguished award for that metric. The shares awarded under the 2017 LTI Stock Plan would vest as follows: one-third at the time of issuance; one-third on June 30, 2018; and one-third on June 30, 2019.

The Company had long-term stock incentive plans (“LTI”) in prior fiscal years for its then executive officers. Stock based compensation related to the LTI plans was as follows in the three and nine months ended March 31, 2017 and 2016:

	Three months ended March 31,		Nine months ended March 31,
($ in thousands, except per share data)	2017	2016	2017	2016
FY17 LTI Plan	$81	$—	$236	$—
FY16 LTI Plan	23	24	73	134
FY15 LTI Plan	3	8	6	48
FY14 LTI Plan	—	2	—	10
Total	$107	$34	$315	$192